UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2024

Genelux Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41599	77-0583529
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2625 Townsgate Road, Suite 230 Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 267-9889

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	GNLX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The information set forth below in Item 8.01 is incorporated by reference herein.

Item 8.01 Other Events.

The Company estimates that its cash, cash equivalents and short-term investments as of December 31, 2023 were approximately $23.2 million.

The Company has not yet completed its quarter-end or year-end financial close process for the quarter and year ended December 31, 2023. This estimate of the Company’s cash, cash equivalents and short-term investments as of December 31, 2023 is preliminary, has not been audited and is subject to change upon completion of the Company’s financial statement closing procedures. Additional information and disclosure would be required for a more complete understanding of the Company’s financial position and results of operations as of December 31, 2023. The Company’s independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this preliminary result and, accordingly, does not express an opinion or any other form of assurance about it.

The information contained in this Item 8.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Forward-Looking Statements

Certain statements contained in this report are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include, without limitation, statements about the Company’s preliminary estimates of cash, cash equivalents and short-term investments as of December 31, 2023. Words such as “anticipates,” “expect,” “may,” “potential” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from the Company’s expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, risks related to preliminary financial results, including the risks that the preliminary financial results reported herein reflect information available to the Company only at this time and may differ from actual results, including in connection with the Company’s completion of end-of-period reporting procedures and related activities, including the audit by the Company’s independent registered public accounting firm, risks associated with market conditions, risks and uncertainties associated with the Company’s business and finances in general, risks associated with geopolitical and macroeconomic conditions, risks associated with preclinical and clinical development, and regulatory risks. Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in the Company’s filings with the SEC, including in the section captioned “Risk Factors” in the Company’s most recent quarterly report on Form 10-Q and subsequent filings thereafter. These forward-looking statements represent the Company’s judgment as of the time of this report. The Company disclaims any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genelux Corporation

Date: February 2, 2024	By:	/s/ Thomas Zindrick, J.D.
Thomas Zindrick, J.D.
President and Chief Executive Officer